                                AMENDED AND RESTATED

                                  SENTIENT / SUNRISE

                                  STOCK OPTION PLAN



     This Stock Option Plan was originally adopted by the Sentient Systems Technology Inc., a corporation organized under the laws of the State of Pennsylvania, Board of Directors on March 12, 1993. The Plan originally covered 100,000 shares. On April 13, 1998, Sentient Systems Technology Inc. was acquired by Sunrise Medical Inc. in a merger. Each share of Sentient Systems Technology Inc. was exchanged for 2.27 shares of Sunrise Medical Inc. common stock. This Stock Option Plan was amended and restated by the Sunrise Medical Inc. Board of Directors as of April 28, 1998. Accordingly, the total number of shares and options that were outstanding under the Plan and options that are granted in the future will now be exercised for shares of Sunrise Medical Inc. stock in the merger ratio of 2.27 to 1. The total number of options available for grant under this Plan are 227,000. The purposes of this Plan are as follows:

     (1) To further the growth, development and financial success of the Company by providing additional incentives to certain of its executive and other key Associates who have been or will be given responsibility for the management or administration of the Company's business affairs, by assisting them to become owners of the Company's Common Stock and thus to benefit directly from its growth, development and financial success.

     (2) To enable the Company to obtain and retain the services of the type of professional, technical and managerial Associates considered essential to the long-range success of the Company by providing and offering them an opportunity to become owners of the Company's Common Stock under options, including options that are intended to qualify as "INCENTIVE STOCK OPTIONS" under Section 422 of the Code.

     (3) To provide for appropriate compensation for Non-Associate Directors for service as members of the Board, by providing such Non-Associate Directors a financial stake and interest in the Company's performance.


                                      ARTICLE I
                                     DEFINITIONS

     Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, where the context so indicates.

SECTION 1.1 - BOARD

     "BOARD" shall mean the Board of Directors of the Company.

SECTION 1.2 - CODE

     "CODE" shall mean the Internal Revenue Code of 1986, as amended.

SECTION 1.3 - COMMITTEE

     "COMMITTEE" shall mean the Stock Option Committee of the Board appointed as provided in Section 6.1.

SECTION 1.4 - COMPANY

     "COMPANY" shall mean Sunrise Medical Inc. In addition, "COMPANY" shall mean any corporation assuming, or issuing new Associate stock options in substitution for, Incentive Stock Options, outstanding under the Plan, in a transaction to which Section 424(a) of the Code applies.

SECTION 1.5 - DIRECTOR

     "DIRECTOR" shall mean a member of the Board.

SECTION 1.6 - ASSOCIATE

     "ASSOCIATE" shall mean any Associate (as defined in accordance with the regulations and revenue rulings then applicable under Section 3401(c) of the
Code) of the Company, or of any corporation which is then a Parent Corporation or a Subsidiary, whether such Associate is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan.

SECTION 1.7 - EXCHANGE ACT

     "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

SECTION 1.8 - EXECUTIVE OFFICERS

     "EXECUTIVE OFFICERS" shall mean in any one of the Company's fiscal years
(a) the Chief Executive Officer of the Company (or the individual acting in such capacity) and (b) the four most highly compensated Officers of the Company (other than the Chief Executive Officer) whose total compensation is required to be reported to the Company's stockholders under the Exchange Act.

SECTION 1.9 - INCENTIVE STOCK OPTION

     "INCENTIVE STOCK OPTION" shall mean an Option which qualifies under Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

SECTION 1.10 - NON-ASSOCIATE DIRECTOR

     "NON-ASSOCIATE DIRECTOR" shall mean a Director who is not an Associate.

SECTION 1.11 - NON-ASSOCIATE DIRECTOR OPTION

     "NON-ASSOCIATE DIRECTOR OPTION" shall mean a Non-Qualified Option which is granted to a Non-Associate Director.

SECTION 1.12 - NON-QUALIFIED OPTION

     "NON-QUALIFIED OPTION" shall mean an Option which is not an Incentive Stock Option and which is designated as a Non-Qualified Option by the Committee. "NON-QUALIFIED OPTIONS" also includes Non-Associate Director Options.

SECTION 1.13 - OFFICER

     "OFFICER" shall mean an officer of the Company, as defined in Rule 16a-1(f) under the Exchange Act, as such Rule may be amended in the future.

SECTION 1.14 - OPTION

     "OPTION" shall mean an option to purchase Common Stock of the Company, granted under the Plan. "OPTIONS" includes both Incentive Stock Options and Non-Qualified Options.

SECTION 1.15 - OPTIONEE

     "OPTIONEE" shall mean an Associate or a Non-Associate Director to whom an Option is granted under the Plan.

SECTION 1.16 - PARENT CORPORATION

     "PARENT CORPORATION" shall mean any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

SECTION 1.17 - PLAN

     "PLAN" shall mean this Amended and Restated Sentient / Sunrise Stock Option Plan.

SECTION 1.18 - RULE 16b-3

     "RULE 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended in the future.

SECTION 1.19 - SECRETARY

     "SECRETARY" shall mean the Secretary of the Company.

SECTION 1.20 - SECURITIES ACT

     "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

SECTION 1.21 - SUBSIDIARY

     "SUBSIDIARY" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

SECTION 1.22 - TERMINATION OF DIRECTORSHIP

     "TERMINATION OF DIRECTORSHIP" shall mean the time when a Director ceases to be a member of the Board for any reason, including, but not by way of limitation, a termination by resignation, expiration of term, removal (with or without cause), retirement or death.

SECTION 1.23 - TERMINATION OF EMPLOYMENT

     "TERMINATION OF EMPLOYMENT" shall mean the time when the employee-employer relationship between the Associate and the Company, a Parent Corporation or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death or retirement, but excluding terminations where there is a simultaneous reemployment by the Company, a Parent Corporation or a Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all other matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; PROVIDED, HOWEVER, that, with respect to Incentive Stock Options, a leave of absence shall constitute a Termination of Employment if, and to the extent that, such leave of absence interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.

                                      ARTICLE II
                                SHARES SUBJECT TO PLAN

SECTION 2.1 - SHARES SUBJECT TO PLAN

     (a) The shares of stock subject to Options shall be shares of the Company's $1.00 par value Common Stock. The aggregate number of such shares which may be issued upon exercise of Options shall not exceed 227,000.

SECTION 2.2 - UNEXERCISED OPTIONS; RETAINED SHARES

     If any Option expires or is canceled without having been fully exercised, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration or cancellation may again be optioned hereunder, subject to the limitations of Section 2.1. Shares of stock which are received or retained by the Company upon the exercise of options pursuant to
Section 5.3(b) or Sections 5.3(c) and 5.5(d) may also again be optioned hereunder, subject to the overall limitation of section 2.1(b) but not subject to the limitations of Section 2.1(a).

SECTION 2.3 - CHANGES IN COMPANY'S SHARES

     In the event that the outstanding shares of Common Stock of the Company are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, appropriate adjustments shall be made by the Committee in the number and kind of shares for the purchase of which Options may be granted, including adjustments of the limitations in
Section 2.1 on the maximum number and kind of shares which may be issued on exercise of Options.


                                     ARTICLE III
                                 GRANTING OF OPTIONS

SECTION 3.1 - ELIGIBILITY

     Any executive or other key Associate of the Company or of any corporation which is then a Parent Corporation or a Subsidiary, including the Executive Officers, shall be eligible to be granted Options, except as provided in Section
3.2. Non-Associate Directors shall be granted Non-Associate Director Options as provided in Section 3.4.

SECTION 3.2 - QUALIFICATION OF INCENTIVE STOCK OPTIONS

     No Incentive Stock Option shall be granted unless such Option, when granted, qualifies as an "INCENTIVE STOCK OPTION" under Section 422 of the Code. Incentive Stock Options shall not be granted to Non-Associate Directors, but may, in the discretion of the Committee, be granted to Directors who are also Associates.

SECTION 3.3 - GRANTING OF OPTIONS

     (a) In the case of Options to be granted hereunder, the Committee shall from time to time, in its absolute discretion:

     (1)  Determine which Associates or Directors should be granted Options; and

     (2) Determine the number of shares to be subject to such Options, and determine whether such Options are to be Incentive Stock Options or Non-Qualified Options; and

     (3) Determine the terms and conditions of such Options, consistent with the Plan.

     (b) Upon the selection of an Associate or Director to be granted an Option, the Committee shall instruct the Secretary to issue such Option and may impose such conditions on the grant of such Option as it deems appropriate.


                                      ARTICLE IV
                                   TERMS OF OPTIONS

SECTION 4.1 - OPTION AGREEMENT

     Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with the Plan. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to qualify such Options as "INCENTIVE STOCK OPTIONS" under Section 422 of the Code.

SECTION 4.2 - OPTION PRICE

     (a) The price of the shares subject to each Option shall be set by the Committee; PROVIDED, HOWEVER, that the price per share shall be not less than 100% of the fair market value of such shares on the date that such Option is granted; PROVIDED, FURTHER, that, in the case of a Non-Associate Director Option, the price per share shall equal 100% of the fair market value of such shares of the date that such Non-Associate Director Option is granted; PROVIDED, FURTHER, that, in the case of an Incentive Stock Option, the price per share shall not be less than 110% of the fair market value of such shares on the date such Option is granted in the case of an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company, any Subsidiary or any Parent Corporation.

     (b) For purposes of the Plan, the fair market value of a share of the Company's Common Stock as of a given date shall be: (i) the closing price of a share of the Company's Common Stock on the principal exchange on which shares of the Company's Common Stock are then trading, if any, on the trading day previous to such date, or, if shares were not traded on the trading day previous to such date, then on the next preceding trading day during which a sale occurred; or
(ii) if such

Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (1) the last sales price (if the Company's Common Stock is then listed as a National Market Issue under the NASD National Market System) or
(2) the mean between the closing representative bid and asked prices (in all other cases) for the Company's Common Stock on the trading day previous to such date as reported by NASDAQ or such successor quotation system; or (iii) if such Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the Company's Common Stock, on the trading day previous to such date, as determined in good faith by the Committee; or (iv) if the Company's Common Stock is not publicly traded, the fair market value established by the Committee acting in good faith.

SECTION 4.3 - COMMENCEMENT OF EXERCISABILITY

     (a) Except as the Committee may otherwise provide with respect to Options granted to Associates who are not Officers, no Option may be exercised in whole or in part during the first six months after such Option is granted.

     (b) Options shall become exercisable at such times and in such installments (which may be cumulative) as the Committee shall provide in the terms of each individual Option; PROVIDED, HOWEVER, that by a resolution adopted after an Option is granted the Committee may, on such terms and conditions as it may determine to be appropriate, accelerate the time at which such Option or any portion thereof may be exercised.

     (c) Except as provided in the applicable Stock Option Agreement executed hereunder, no portion of an Option which is unexercisable at Termination of Employment (or Termination of Directorship, in the case of a Non-Associate Director Option) shall thereafter become exercisable.

     (d) To the extent that the aggregate fair market value of stock with respect to which "INCENTIVE STOCK OPTIONS" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company, any Subsidiary and any Parent Corporation) exceeds $100,000, such options shall be taxed as Non-Qualified Options. The rule set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted. For purposes of this Section 4.3(d), the fair market value of stock shall be determined as of the time that the option with respect to such stock is granted.

SECTION 4.4 - EXPIRATION OF OPTIONS

     (a) Except as provided in the applicable Stock Option Agreement executed hereunder, no Option may be exercised to any extent by anyone after the first to occur of the following events:

     (1)  The expiration of ten years from the date the Option was granted; or

     (2) With respect to an Incentive Stock Option in the case of an Optionee owning (within the meaning of Section 424(d) of the Code), at the time the Incentive Stock Option was granted, more than 10% of the total combined voting power of all classes of stock of the Company, any Subsidiary or any Parent Corporation, the expiration of five years from the date the Incentive Stock Option was granted; or

     (3) Except in the case of any Optionee who is disabled (within the meaning of Section 22(e)(3) of the Code), the expiration of three months from the date of the Optionee's Termination of Employment (or Termination of Directorship, in the case of a Non-Associate Director Option) for any reason other than normal retirement at age 65 or such Optionee's death unless the Optionee dies within said three-month period; or

     (4) In the case of an Optionee who is disabled (within the meaning of Section 22(e)(3) of the Code), the expiration of one year from the date of the Optionee's Termination of Employment (or Termination of Directorship, in the case of a Non-Associate Director Option) for any reason other than such Optionee's death unless the Optionee dies within said one-year period; or

     (5) In the case of a Non-Associate Director Option, three (3) months following the Non-Associate Director's Termination of Directorship by reason of expiration of term, removal (with or without cause) or resignation; or

     (6)  The expiration of one year from the date of the Optionee's death.

     (b) Subject to the provisions of Section 4.4(a), the Committee shall provide, in the terms of each individual Option, when such Option expires and becomes unexercisable; and (without limiting the generality of the foregoing) the Committee may provide in the terms of individual Options that said Options expire immediately upon a Termination of Employment (or Termination of Directorship, in the case of a Non-Associate Director Option) for any reason.

SECTION 4.5 - CONSIDERATION

     In consideration of the granting of an Option, the Optionee shall agree, in the written Stock Option Agreement, to remain in the employ (or, in the case of a Non-Associate Director, as a Director) of the Company, a Parent Corporation or a Subsidiary for a period of at least one year after the Option is granted. Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ or as a Director of the Company, any Parent Corporation or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and its Parent Corporation and Subsidiaries, which are hereby expressly reserved, to discharge (or, in the case of a Non-Associate Director, to remove) any Optionee at any time for any reason whatsoever, with or without cause.

SECTION 4.6 - ADJUSTMENTS IN OUTSTANDING OPTIONS

     Except as provided in the applicable Stock Option Agreement executed hereunder, in the event that the outstanding shares of the stock subject to Options are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Option shall be made without change in the total price applicable to the Option or the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in Option price per share; PROVIDED, HOWEVER, that, in the case of Incentive Stock Options, each such adjustment shall be made in such manner as not to constitute a "MODIFICATION" within the meaning of Section 424(h)(3) of the Code. Any such adjustment made by the Committee shall be final and binding upon all Optionees, the Company and all other interested persons.

SECTION 4.7 - MERGER, CONSOLIDATION, ACQUISITION,
    LIQUIDATION OR DISSOLUTION

     Notwithstanding the provisions of Section 4.6, in its absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide by the terms of any Option that such Option cannot be exercised after the merger or consolidation of the Company with or into another corporation, the acquisition by another corporation or person of all or substantially all of the Company's assets or 80% or more of the Company's then outstanding voting stock or the liquidation or dissolution of the Company; and if the Committee so provides, it must on such terms and conditions as it deems appropriate, also provide, either by the terms of such Option or by a resolution adopted prior to the occurrence of such merger, consolidation, acquisition, liquidation or dissolution, that, for some period of time prior to such event, such Option shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 4.3(a), Section 4.3(b) and/or any installment provisions of such Option, but subject to Section 4.3(e). Not withstanding the foregoing, the Board may, in it's absolute discretion, provide in the Agreement(s) (or otherwise evidence their determination) that such option(s) vest fully and automatically upon a change in control of the Company.


                                      ARTICLE V
                                 EXERCISE OF OPTIONS

SECTION 5.1 - PERSON ELIGIBLE TO EXERCISE

     During the lifetime of the Optionee, only the Optionee may exercise an Option (or any portion thereof) granted to him or her. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

SECTION 5.2 - PARTIAL EXERCISE

     At any time and from time to time prior to the time when any exercisable Option or exercisable portion thereof becomes unexercisable under the Plan or the applicable Stock Option Agreement, such Option or portion thereof may be exercised in whole or in part; PROVIDED, HOWEVER, that the Company shall not be required to issue fractional shares and the Committee may, by the terms of the Option, require any partial exercise to be with respect to a specified minimum number of shares.

SECTION 5.3 - MANNER OF EXERCISE

     An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when such Option or such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement:

     (a) Notice in writing signed by the Optionee or other person then entitled to exercise such Option or portion, stating that such Option or portion is exercised, such notice complying with all applicable rules established by the Committee; and

     (b) (1) Full payment (in cash or by check) for the shares with respect to which such Option or portion is thereby exercised; or

          (2) With the consent of the Committee, and except in the case of a Non-Associate Director Option, (A) shares of the Company's Common Stock owned by the Optionee duly endorsed for transfer to the Company or (B) shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option, with a fair market value (as determined under Section 4.2(b), on the date of option exercise equal to the aggregate Option price of the shares with respect to which such Option or portion is thereby exercised; or

          (3) With the consent of the Committee, any combination of the consideration provided in the foregoing subsections (1) and (2) except in the case of a Non-Associate Director Option; and

     (c) The payment to the Company (or other employer corporation) of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option. In the case of a Non-Qualified Option, the payment of such withholding shall be effected by the retention by the Company, from the shares of the Company's Common Stock otherwise issuable upon exercise of the Option, of shares with a fair market value (as determined under Section 4.2(b)) on the date of Option exercise equal to the amount of such required withholdings, rounded up to the next whole number of shares. The Company shall pay to the Optionee or other person then entitled to exercise the Option an amount in cash equal to the fair market value (as determined under Section 4.2(b)) of any fractional share retained in excess of the shares representing, in value, the amount of such required withholdings; and

     (d) Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

     (e) In the event that the Option or portion thereof shall be exercised pursuant to Section 5.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.


SECTION 5.4 - CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES

     The shares of the Company's Common Stock issuable and deliverable upon the exercise of an Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

     (a) The admission of such shares to listing on all stock exchanges on which such series or class of stock is then listed; and

     (b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

     (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

     (d) The payment to the Company (or other employer corporation) of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option. In the case of a Non-Qualified Option, the payment of such withholding shall be effected by the retention by the Company, from the shares of the Company's Common Stock otherwise issuable upon exercise of the Option, of shares with a fair market value (as determined under Section 4.2(b)) on the date of Option exercise equal to the amount of such required withholdings, rounded up to the next whole number of shares. The Company shall pay to the Optionee or other person then entitled to exercise the option an amount in cash equal to the fair market value (as determined under Section 4.2(b)) of any fractional share retained in excess of the shares representing, in value, the amount of such required withholdings; and

     (e) The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience.

SECTION 5.5 - RIGHTS AS STOCKHOLDERS

     The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

SECTION 5.6 - TRANSFER RESTRICTIONS

     Unless otherwise approved in writing by the Committee, no shares acquired upon exercise of any Option by any Officer, Director (including, but not limited to, any Non-Associate Director) or other Optionee subject to Section 16 of the Exchange Act may be sold, assigned, pledged, encumbered or otherwise transferred until at least six months have elapsed from (but excluding) the date that such Option was granted. The Committee, in its absolute discretion, may impose such other restrictions on the transferability of the shares purchasable upon the exercise of an Option, other than a Non-Associate Director Option, as it deems appropriate. Any such other restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require an Associate to give the Company prompt notice of any disposition of shares of stock, acquired by exercise of an Incentive Stock Option, within two years from the date of granting such Option or one year after the transfer of such shares to such Associate. The Committee may direct that the certificates evidencing shares acquired by exercise of an Incentive Stock Option refer to such requirement to give prompt notice of disposition.


                                      ARTICLE VI
                                    ADMINISTRATION

SECTION 6.1 - STOCK OPTION COMMITTEE

     The Committee shall consist of two or more Non-Associate Directors, appointed by and holding office at the pleasure of the Board, each of whom is both (a) a Non-Associate Director as defined by Rule 16b-3 and (b) an "OUTSIDE DIRECTOR" within the meaning of Section 162(m)(4)(C)(ii) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee shall be filled by the Board.

SECTION 6.2 - DUTIES AND POWERS OF COMMITTEE

     It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Options and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. Any such interpretations and rules in regard to (a) Incentive Stock Options shall be consistent with the basic purpose of the Plan to grant "INCENTIVE STOCK OPTIONS" within the meaning of Section 422 of the Code. The Board shall have the right to exercise all of the rights or duties of the Committee under the Plan.

SECTION 6.3 - MAJORITY RULE

     The Committee shall act by a majority of its members in office. The Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee.

SECTION 6.4 - COMPENSATION; PROFESSIONAL ASSISTANCE;
    GOOD FAITH ACTIONS

     Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities incurred by members of the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and its Officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options, and all members of the Committee shall be fully protected by the Company in respect to any such action, determination or interpretation.


                                     ARTICLE VII
                                   OTHER PROVISIONS

SECTION 7.1 - OPTIONS NOT TRANSFERABLE

     No Option or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; PROVIDED, HOWEVER, that nothing in this Section 7.1 shall prevent transfers by will or by the applicable laws of descent and distribution.

SECTION 7.2 - AMENDMENT, SUSPENSION OR
      TERMINATION OF THE PLAN

     The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Committee. However, without approval of the Company's stockholders given within 12 months before or after the action by the Committee, no action of the Committee may, except as provided in Section 2.3, increase any limit imposed in Section 2.1 on the maximum number of shares which may be issued on exercise of Options or amend or modify the Plan in a manner requiring stockholder approval under Section 422 of the Code. Neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of the Option, impair any rights or obligations under any Option theretofore granted. No Option may be granted during any period of suspension nor after termination of the Plan, and in no event may any Option be granted under this Plan after the first to occur of the following events:

     (a) The expiration of ten years from the date the Plan is adopted by the Board; or

     (b) The expiration of ten years from the date the Plan is approved by the Company's stockholders.

SECTION 7.3 - EFFECT OF PLAN UPON OTHER OPTION
      AND COMPENSATION PLANS

     The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company, any Parent Corporation or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company, any Parent Corporation or any Subsidiary (a) to establish any other forms of incentives or compensation for Associates of the Company, any Parent Corporation or any Subsidiary or (b) to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

SECTION 7.4 - TITLES

     Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

SECTION 7.5 - CONFORMITY TO SECURITIES LAWS

     The Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and Options shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

                                      *  *  *  *

     I hereby certify that this Amended and Restated Sentient / Sunrise Stock Option Plan was adopted by the Board of Directors of Sunrise Medical Inc. on April 28, 1998.

     Executed on this ____ day of ____________, 1998.



                                      ------------------------------------------
                                                     Secretary


                                      *  *  *  *

             AMENDED AND RESTATED SENTIENT / SUNRISE STOCK OPTION PLAN
                          ASSOCIATE STOCK OPTION AGREEMENT
                                TERMS AND CONDITIONS
                                       (4/98)



     These Terms and Conditions constitute a part of the Amended and Restated Sentient / Sunrise Stock Option Agreement, dated as of the date set forth on the Stock Option Agreement Signature Page, applying to Options (other than Non-Associate Director Options) granted under the Amended and Restated Sentient / Sunrise Stock Option Plan (the "PLAN") (the applicable terms of which are hereby incorporated by reference and made a part hereof). These Terms and Conditions and the Stock Option Agreement Signature Page are together referred to collectively as the "Agreement".


                                      ARTICLE I
                        DEFINITIONS AND RULES OF CONSTRUCTION

     Whenever capitalized terms are used herein, they shall have the meaning specified (i) in the Plan or (ii) in this Agreement unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates. As necessary for purposes of this Agreement, the "FAIR MARKET VALUE" of a share of the Company's Common Stock shall be determined in accordance with Section 4.2(b) of the Plan.

     This Agreement shall NOT apply to Non-Associate Director Options.


                                      ARTICLE II
                                   GRANT OF OPTION

SECTION 2.1 - GRANT OF OPTION

     The number of shares of the Company's $1.00 par value Common Stock covered by the Option granted are set forth on the signature page hereto.

SECTION 2.2 - PURCHASE PRICE

     The purchase price of the shares of stock covered by the Option is set forth on the signature page hereto and shall not be subject to commission or other charge.

SECTION 2.3 - CONSIDERATION TO COMPANY

In consideration of the granting of the Option by the Company, the Associate agrees to render faithful and efficient services to the Company, a Parent Corporation or a Subsidiary, with such duties and responsibilities as the Company shall from time to time prescribe, subject in each case to Associate's status as an "At-Will" employee (See Section 5.11).

SECTION 2.4 - ADJUSTMENTS IN OPTION

     In the event that the outstanding shares of the stock subject to the Option are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, reorganization, consolidation, recapitalization, reclassification, stock split up, stock dividend or combination of shares, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to which the Option, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Associate's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in the Option shall be made without change in the total price applicable to the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in the Option price per share; PROVIDED, HOWEVER, that, if the Option is an Incentive Stock Option, each such adjustment shall be made in such manner as not to constitute a "MODIFICATION" within the meaning of Section 424(h)(3) of the Code. Any such adjustment made by the Committee shall be final and binding upon the Associate, the Company and all other interested persons.

                                     ARTICLE III
                               PERIOD OF EXERCISABILITY

SECTION 3.1 - COMMENCEMENT OF EXERCISABILITY

     (a) The Option shall become exercisable in the time and manner determined by the Board as shown on each Stock Option Agreement Signature Page.

     (b) No portion of the Option which is unexercisable at Termination of Employment shall thereafter become exercisable PROVIDED THAT upon the death of the Associate, the Option will immediately become fully vested and exercisable in full.

SECTION 3.2 - DURATION OF EXERCISABILITY

     The installments provided for in Section 3.1 of this Agreement are cumulative. Each such installment which becomes exercisable pursuant to this Agreement shall remain exercisable until it becomes unexercisable under Section 3.3.

SECTION 3.3 - EXPIRATION OF OPTION

     The Option may not be exercised to any extent by anyone after the first to occur of the following events:

          (a) The expiration of ten (10) years from the date that the Option was granted; or

          (b) The expiration of 5 years from the date that the Option was granted if the Option is an Incentive Stock Option and the Associate owned (within the meaning of Section 424(d) of the Code), at the time the Option was granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, any Subsidiary or any Parent Corporation; or

          (c) The expiration of 3 months following the date of the Associate's Termination of Employment unless such Termination of Employment results from his or her death, his or her retirement at or after age 65, or his or her disability (within the meaning of Section 22(e)(3) of the Code); or

          (d) The expiration of one (1) year from the date of the Associate's Termination of Employment by reason of his or her disability (within the meaning of Section 22(e)(3) of the Code); or

          (e) The expiration of one (1) year from the date of the Associate's death or the Associate's Termination of Employment by reason of retirement on or after age 65; or

          (f) The effective date of either the merger or consolidation of the Company with or into another corporation, or the acquisition by another corporation or person of all or substantially all of the Company's assets or eighty percent (80%) or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company, unless the Committee waives this provision in connection with such transaction. At least twenty (20) days prior to the effective date of such merger, consolidation, acquisition, liquidation or dissolution, the Committee shall give the Associate notice of such event if the Option has then neither been fully exercised nor become unexercisable under this Section 3.3.

If the Associate should exercise any portion of an Incentive Stock Option more than three (3) months following the date of the Associate's retirement on or after age 65 as provided in Section 3.3(e), he or she will be taxed, as to such portion of the Option so exercised, as if such portion of the Option did not qualify as an "INCENTIVE STOCK OPTION" (within the meaning of Section 422 of the Code) but rather as if such portion was a non-qualified option.

SECTION 3.4 - MERGER, CONSOLIDATION, ACQUISITION
          OR DISSOLUTION OF THE COMPANY

     Except as expressly referenced in the Stock Option Agreement Signature Page, in the event of the merger or consolidation of the Company with or into another corporation, or the acquisition by another corporation or person of all or substantially all of the Company's assets or eighty percent (80%) or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company, either:

          (a) The Option shall be assumed or an equivalent option substituted by any successor corporation to the Company. The Company undertakes to make reasonable and adequate provision for such assumption or substitution of the Option upon or in connection with such merger, consolidation, acquisition, liquidation or dissolution; or

          (b) The Committee shall provide that the Option shall become exercisable, for a minimum of fifteen (15) days prior to such event, as to all the shares covered hereby, notwithstanding that this Option may not yet have become fully exercisable under Section 3.1(a), but subject to Section 3.5.

SECTION 3.5 - SPECIAL TAX CONSEQUENCES

     To the extent that the aggregate fair market value (as determined pursuant to the Code) of stock with respect to which "INCENTIVE STOCK OPTIONS" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code), including the Option if it is an Incentive Stock Option, are exercisable for the first time by the Associate during any calendar year (under the Plan and all other incentive stock option plans of the Company, any Subsidiary and any Parent Corporation) exceeds $100,000, such options shall be treated as not qualifying under Section 422 of the Code but rather shall be taxed as non-qualified options. The rule set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted. For purposes of these rules, the fair market value of stock shall be determined as of the time that the option with respect to such stock is granted.

                                      ARTICLE IV
                                  EXERCISE OF OPTION

SECTION 4.1 - PERSON ELIGIBLE TO EXERCISE

     During the lifetime of the Associate, only he or she may exercise the Option or any portion thereof. After the death of the Associate, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.3, be exercised by his or her personal representative or by any person empowered to do so under the Associate's will or under the then applicable laws of descent and distribution.

SECTION 4.2 - PARTIAL EXERCISE

     Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.3; PROVIDED, HOWEVER, that each partial exercise shall be for not less than 100 shares (or the annual installment set forth in Section 3.1, if a smaller number of shares) and shall be for whole shares only.

SECTION 4.3 - MANNER OF EXERCISE

     The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his or her office of all of the following prior to the time when the Option or such portion becomes unexercisable under
Section 3.3:

          (a) Notice in writing signed by the Associate or the other person then entitled to exercise the Option or portion, stating that the Option or portion is thereby exercised, such notice complying with all applicable rules established by the Committee; and

          (b) (1) Full payment (in cash or by check) for the shares with respect to which such Option or portion is exercised; or

               (2) With the consent of the Committee, (A) shares of the Company's Common Stock owned by the Associate duly endorsed for transfer to the Company or (B) shares of the Company's Common Stock issuable to the Associate upon exercise of the Option, with a fair market value on the date of Option exercise equal to the aggregate Option price of the shares with respect to which such Option or portion is thereby exercised; or

               (3) With the consent of the Committee, any combination of the consideration provided in the foregoing subparagraphs (1) and (2); and

          (c) A BONA FIDE written representation and agreement, in a form satisfactory to the Committee, signed by the Associate or other person then entitled to exercise such Option or portion, stating that the shares of stock are being acquired for his or her own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Securities Act and the applicable rules and regulations thereunder, and that the Associate or other person then entitled to exercise such Option or portion will indemnify the Company against and hold it free and harmless from any loss, damage, expense or liability resulting to the Company if any sale or distribution of the shares by such person is contrary to the representation and agreement referred to above. The Committee may, in its absolute discretion, take whatever additional actions it deems appropriate to insure the observance and performance of such representation and agreement and to effect compliance with the Securities Act and any other federal or state securities laws or regulations. Without limiting the generality of the foregoing, the Committee may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of shares acquired on an Option exercise does not violate the Securities Act, and may issue stop-transfer orders covering such shares. Share certificates evidencing stock issued on exercise of the Option shall bear an appropriate legend referring to the provisions of this subsection (c) and the agreements herein. The written representation and agreement referred to in the first sentence of this subsection (c) shall, however, not be required if the shares to be issued pursuant to such exercise have been registered under the Securities Act, and such registration is then effective in respect of such shares; and

          (d) Full payment to the Company (or other employer corporation) of all amounts which, under federal, state or local tax law, it is required to withhold upon exercise of the Option. If the Option is a Non-Qualified Option, the payment of such withholding shall be effected by retention by the Company, from the shares of the Company's Common Stock otherwise issuable upon exercise of the Option, of shares with a fair market value on the date of Option exercise equal to the amount of such required withholdings, rounded up to the next whole number of shares. The Company shall pay to the Associate or other person then entitled to exercise the Option an amount in cash equal to the fair market value of any fractional share retained in excess of the shares representing, in value, the amount of such required withholdings; and

          (e) In the event the Option or portion shall be exercised pursuant to Section 4.1 by any person or persons other than the Associate, appropriate proof of the right of such person or persons to exercise the Option.

SECTION 4.4 - CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES

     The shares of stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

          (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

          (b) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

          (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

           (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience.

SECTION 4.5 - NO RIGHTS AS STOCKHOLDER

     The holder of the Option shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until certificates representing such shares shall have been issued by the Company to such holder.


                                      ARTICLE V
                                   OTHER PROVISIONS

SECTION 5.1 - ADMINISTRATION

     The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Associate, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Option. The Board shall have the right to exercise all of the rights or duties of the Committee under the Plan and this Agreement.

SECTION 5.2 - OPTION NOT TRANSFERABLE

     Neither the Option nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Associate or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; PROVIDED, HOWEVER, that this Section 5.2 shall not prevent transfers by will or by the applicable laws of descent and distribution.

SECTION 5.3 - SHARES TO BE RESERVED

     The Company shall at all times during the term of the Option reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of this Agreement.

SECTION 5.4 - NOTICES

     Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Associate shall be addressed to him at the address given beneath his or her signature hereto. By a notice given pursuant to this Section 5.4, either party may hereafter designate a different address for notices to be given to him. Any notice which is required to be given to the Associate shall, if the Associate is then deceased, be given to the Associate's personal representative if such representative has previously informed the Company of his or her status and address by written notice under this Section 5.4. Any notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

SECTION 5.5 - TITLES

     Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

SECTION 5.6 - NOTIFICATION OF DISPOSITION

     In the case of an Incentive Stock Option, the Associate shall give prompt notice to the Company of any disposition or other transfer of any shares of stock acquired under the Agreement if such disposition or transfer is made (a) within two (2) years from the date of granting the Option with respect to such shares or (b) within one (1) year after the transfer of such shares to him.
Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Associate in such disposition or other transfer.

SECTION 5.7 - CONSTRUCTION

     The Agreement has been negotiated and executed in, and shall be administered, interpreted and enforced under the laws of, the State of California.

SECTION 5.8 - CONFORMITY TO SECURITIES LAWS

     The Associate acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

SECTION 5.9 - AMENDMENT

     The Committee and the Company expressly reserve the right to amend, modify, suspend or terminate this Agreement; PROVIDED, HOWEVER, that no such amendment, modification, suspension or termination shall impair or diminish any rights or increase any obligations of the holder of the Option without such holder's consent.

SECTION 5.10 - ALTERNATIVE DISPUTE RESOLUTION

     ALL DISPUTES BETWEEN ASSOCIATE AND THE COMPANY OR ONE OF ITS SUBSIDIARIES, AFFILIATES, OFFICERS, ASSOCIATES OR DIRECTORS ARISING FROM OR IN ANY WAY CONNECTED TO, CONCERNING, OR RELATED TO (i) ASSOCIATE'S EMPLOYMENT WITH THE COMPANY (OR A SUBSIDIARY), AND/OR (ii) THE TERMINATION OF SUCH EMPLOYMENT, AND/OR (iii) THIS AGREEMENT SHALL BE RESOLVED IF POSSIBLE BY NON-BINDING MEDIATION BY A MUTUALLY ACCEPTABLE MEDIATOR. IF EITHER PARTY DETERMINES THAT MEDIATION IS NOT SUCCESSFULLY RESOLVING THE DISPUTE, THE DISPUTE SHALL BE RESOLVED BY FINAL AND BINDING ARBITRATION before a single arbitrator under the Employment Dispute Resolution Rules of the American Arbitration Association. The mediation and/or arbitration referenced above shall be sited in the headquarters city of the division which employs Associate (currently San Diego for Corporate office Associates, Fresno for Quickie Associates, etc.). The company shall pay the mediation and arbitration fees but not attorney fees. The results of the arbitration shall be final and binding upon the parties and may be enforced by any court of competent jurisdiction. In the case of arbitration, the Arbitrator shall have the power to award costs (but not attorney fees) to the prevailing party. The Associate understands and agrees that by signing the signature page, both Associate and the Company are giving up their respective rights to a jury trial. THIS DISPUTE RESOLUTION PROCESS COVERS ANY DISPUTES (NOT JUST DISPUTES RELATING TO THIS AGREEMENT) INCLUDING BUT NOT LIMITED TO: EMPLOYMENT DISCRIMINATION, SEXUAL HARASSMENT, DEFAMATION AND WRONGFUL TERMINATION AND SHALL SURVIVE THE TERMINATION OF YOUR EMPLOYMENT.

SECTION 5.11 - "AT-WILL" STATUS & INTEGRATION & MODIFICATION CLAUSE

     ASSOCIATE HEREBY AGREES THAT IN ACCORDANCE WITH THE POLICIES OF THE COMPANY, ASSOCIATE IS AN "AT-WILL" EMPLOYEE OF THE COMPANY OR ONE OF ITS SUBSIDIARIES. This means that Associate can resign employment at any time, and may be terminated or demoted at any time. The parties agree that nothing shall interfere with or restrict in any way the rights of such employer (which rights are hereby expressly reserved), to discharge, demote or change compensation or the conditions of employment of Associate at any time for any (or no) reason whatsoever, and with or without good cause, all in employer's sole, absolute and unfettered discretion. The Company's agreement to provide Associates the stock options described in this Agreement is given in exchange for Associate's acknowledgment or agreement that his/her employment is, and will be, at-will. THIS AGREEMENT CONTAINS THE SOLE AND ENTIRE AGREEMENT OF THE PARTIES AND SUPERSEDES ALL PRIOR AND CONTEMPORANEOUS NEGOTIATIONS, AGREEMENTS, UNDERSTANDINGS AND THE LIKE BETWEEN ASSOCIATE AND THE COMPANY (OR SUCH SUBSIDIARY). No modification, waiver, amendment, discharge or change of (i) this Agreement or (ii) Associate's status as an "at-will" employee shall be valid unless the same is in writing and signed by the party against whom the enforcement of such modification, waiver, amendment, discharge or change is or may be sought, which writing expressly states an intention to modify this Agreement.

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties identified on the signature page of this Agreement.


(Amended and Restated Sentient / Sunrise Stock Option Plan Rev. 1    4/98)